EXHIBIT 32
                                                               ----------



                  Certification of Chief Executive Officer and
                       Chief Financial Officer Pursuant to
                 18 U.S.C. Section 1350, As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Annual Report on Form 10-K of Alexander & Baldwin, Inc. (the "Company") for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Allen Doane, as Chief Executive Officer of the Company, and Christopher J. Benjamin, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Allen Doane
Name:    Allen Doane
Title:   Chief Executive Officer
Date:    March 8, 2004



/s/ Christopher J. Benjamin
Name:    Christopher J. Benjamin
Title:   Chief Financial Officer
Date:    March 8, 2004